EXHIBIT 4.13

MPT OF LOS ANGELES, L.P.

MPT OF MONTCLAIR, LLC,

MPT OF ALVIN FCER, LLC,

MPT OF FIRESTONE FCER, LLC,

MPT OF HOUSTON-ELDRIDGE FCER, LLC,

MPT OF CEDAR HILL FCER, LLC,

MPT OF ALLEN FCER, LLC,

MPT OF FRISCO FCER, LLC,

MPT OF BROOMFIELD FCER, LLC,

MPT OF CHAMPION FOREST FCER, LLC,

MPT OF NORTHGATE FCER, LLC,

MPT OF THORNTON FCER, LLC,

MPT OF FOUNTAIN FCER, LLC,

MPT OF MISSOURI CITY FCER, LLC

and

MPT OF PEARLAND FCER, LLC,

as Guarantors,

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

ELEVENTH SUPPLEMENTAL INDENTURE

Dated as of March 31, 2014

To

INDENTURE

Dated as of February 17, 2012

6.375% Senior Notes due 2022

ELEVENTH SUPPLEMENTAL INDENTURE

ELEVENTH SUPPLEMENTAL INDENTURE (this “Eleventh Supplemental Indenture”), dated as of March 31, 2014, by and among MPT of Los Angeles, L.P., a Delaware limited partnership, MPT of Montclair, LLC, a Delaware limited liability company, MPT of Alvin FCER, LLC, a Delaware limited liability company, MPT of Firestone FCER, LLC, a Delaware limited liability company, MPT of Houston-Eldridge FCER, LLC, a Delaware limited liability company, MPT of Cedar Hill FCER, LLC, a Delaware limited liability company, MPT of Allen FCER, LLC, a Delaware limited liability company, MPT of Frisco FCER, LLC, a Delaware limited liability company, MPT of Broomfield FCER, LLC, a Delaware limited liability company, MPT of Champion Forest FCER, LLC, a Delaware limited liability company, MPT of Northgate FCER, LLC, a Delaware limited liability company, MPT of Thornton FCER, LLC, a Delaware limited liability company, MPT of Fountain FCER, LLC, a Delaware limited liability company, MPT of Missouri City FCER, LLC, a Delaware limited liability company and MPT of Pearland FCER, LLC, a Delaware limited liability company (the “New Guaranteeing Subsidiaries”), MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as Guarantor, each of the other Guarantors (as defined in the Indenture), as Guarantors, and Wilmington Trust, National Association, existing under the laws of the United States of America, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered an Indenture, dated as of February 17, 2012, (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of April 9, 2012 (the “First Supplemental Indenture”), by that certain Second Supplemental Indenture dated as of June 27, 2012 (the “Second Supplemental Indenture”), by that certain Third Supplemental Indenture dated as of July 31, 2012 (the “Third Supplemental Indenture”), by that certain Fourth Supplemental Indenture dated as of September 28, 2012 (the “Fourth Supplemental Indenture”), by that certain Fifth Supplemental Indenture dated as of December 28, 2012 (the “Fifth Supplemental Indenture”), by that certain Sixth Supplemental Indenture dated as of June 27, 2013, by that certain Seventh Supplemental Indenture dated as of August 8, 2013 (the “Seventh Supplemental Indenture”), by that certain Eighth Supplemental Indenture dated as of August 20, 2013 (the “Eighth Supplemental Indenture”), by that certain Ninth Supplemental Indenture dated as of October 30, 2013 (the “Ninth Supplemental Indenture”) and by that certain Tenth Supplemental Indenture dated as of December 20, 2013 (the “Tenth Supplemental Indenture”, together with the Base Indenture, the First Supplemental Indenture, the Second Supplement Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture, the “Indenture”), providing for the issuance by the Issuers of the 6.375% Senior Notes due 2022 (the “Notes”);

WHEREAS, pursuant to Section 9.01(a)(4) of the Indenture, the Issuers, the Guarantors and the Trustee may supplement the Indenture without the consent of any Holders in order to add Guarantees with respect to the Notes;

WHEREAS, as of March 31, 2014, the New Guaranteeing Subsidiaries guarantee the Credit Agreement, and pursuant to Section 4.14(a) of the Indenture, the New Guaranteeing Subsidiaries are required to become Guarantors under the Indenture;

WHEREAS, the Indenture requires that an entity that constitutes a Guarantor shall join the Issuers and the existing Guarantors in executing and delivering to the Trustee a supplemental indenture pursuant to which such entity shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other obligations under the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Eleventh Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the New Guaranteeing Subsidiaries mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

2. AGREEMENT TO GUARANTEE. The New Guaranteeing Subsidiaries hereby agree to provide unconditional Guarantees on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 10 thereof.

3. MISCELLANEOUS PROVISIONS.

(a) The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Eleventh Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

(b) On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Eleventh Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Eleventh Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Eleventh Supplemental Indenture.

(c) This Eleventh Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Eleventh Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Eleventh Supplemental Indenture.

(d) THIS ELEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MPT OPERATING PARTNERSHIP, L.P.,
as Issuer

By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

	By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

		By:	/s/ Emmett E. McLean
		Name:	Emmett E. McLean
		Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

MPT FINANCE CORPORATION,
as Issuer

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Assistant Secretary

MEDICAL PROPERTIES TRUST, INC., as Parent and a Guarantor

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

MEDICAL PROPERTIES TRUST, LLC

By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

By:	/s/ Emmett E. McLean
Name:	Emmett E. McLean
Title:	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF VICTORVILLE, LLC

MPT OF BUCKS COUNTY, LLC

MPT OF BLOOMINGTON, LLC

MPT OF COVINGTON, LLC

MPT OF DENHAM SPRINGS, LLC

MPT OF REDDING, LLC

MPT OF CHINO, LLC

MPT OF DALLAS LTACH, LLC

MPT OF PORTLAND, LLC

MPT OF WARM SPRINGS, LLC

MPT OF VICTORIA, LLC

MPT OF LULING, LLC

MPT OF WEST ANAHEIM, LLC

MPT OF LA PALMA, LLC

MPT OF PARADISE VALLEY, LLC

MPT OF SOUTHERN CALIFORNIA, LLC

MPT OF TWELVE OAKS, LLC

MPT OF SHASTA, LLC

MPT OF BOSSIER CITY, LLC

MPT OF WEST VALLEY CITY, LLC

MPT OF IDAHO FALLS, LLC

MPT OF POPLAR BLUFF, LLC

MPT OF BENNETTSVILLE, LLC

MPT OF DETROIT, LLC

MPT OF BRISTOL, LLC

MPT OF NEWINGTON, LLC

MPT OF ENFIELD, LLC

MPT OF PETERSBURG, LLC

MPT OF GARDEN GROVE HOSPITAL, LLC

MPT OF GARDEN GROVE MOB, LLC

MPT OF SAN DIMAS HOSPITAL, LLC

MPT OF SAN DIMAS MOB, LLC

MPT OF CHERAW, LLC

MPT OF FT. LAUDERDALE, LLC.

MPT OF PROVIDENCE, LLC

MPT OF SPRINGFIELD, LLC

MPT OF WARWICK, LLC

MPT OF RICHARDSON, LLC

MPT OF ROUND ROCK, LLC

MPT OF SHENANDOAH, LLC

MPT OF HILLSBORO, LLC

MPT OF FLORENCE, LLC

MPT OF CLEAR LAKE, LLC

MPT OF TOMBALL, LLC

MPT OF GILBERT, LLC

MPT OF CORINTH, LLC

MPT OF BAYONNE, LLC

MPT OF ALVARADO, LLC

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, LLC

MPT OF HAUSMAN, LLC

MPT OF HOBOKEN HOSPITAL, LLC

MPT OF HOBOKEN REAL ESTATE, LLC

MPT OF OVERLOOK PARKWAY, LLC

MPT OF NEW BRAUNFELS, LLC

MPT OF WESTOVER HILLS, LLC

MPT OF WICHITA, LLC

MPT OF BILLINGS, LLC

MPT OF BOISE, LLC

MPT OF BROWNSVILLE, LLC

MPT OF CASPER, LLC

MPT OF COMAL COUNTY, LLC

MPT OF GREENWOOD, LLC

MPT OF JOHNSTOWN, LLC

MPT OF LAREDO, LLC

MPT OF LAS CRUCES, LLC

MPT OF MESQUITE, LLC

MPT OF POST FALLS, LLC

MPT OF PRESCOTT VALLEY, LLC

MPT OF PROVO, LLC

MPT OF NORTH CYPRESS, LLC

MPT OF LAFAYETTE, LLC

MPT OF INGLEWOOD LLC

MPT OF RENO, LLC

MPT OF ROXBOROUGH, LLC

MPT OF ALTOONA, LLC

MPT OF HAMMOND, LLC

MPT OF SPARTANBURG, LLC

MPT OF WYANDOTTE COUNTY, LLC

MPT OF LEAVENWORTH, LLC

MPT OF CORPUS CHRISTI, LLC

MPT OF BRODIE FCER, LLC

MPT OF LITTLE ELM FCER, LLC

MPT OF OGDEN, LLC

MPT OF NACOGDOCHES FCER, LLC

MPT OF MESA, LLC

MPT OF PORT ARTHUR, LLC

MPT OF WEST MONROE, LLC

MPT OF DALLAS, LLC

MPT OF MONTCLAIR, LLC

MPT OF ALVIN FCER, LLC

MPT OF FIRESTONE FCER, LLC

MPT OF HOUSTON-ELDRIDGE FCER, LLC

MPT OF CEDAR HILL FCER, LLC

MPT OF ALLEN FCER, LLC

MPT OF FRISCO FCER, LLC

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF BROOMFIELD FCER, LLC MPT OF CHAMPION FOREST FCER, LLC MPT OF NORTHGATE FCER, LLC MPT OF THORNTON FCER, LLC MPT OF FOUNTAIN FCER, LLC MPT OF MISSOURI CITY FCER, LLC MPT OF PEARLAND FCER, LLC

By:	MPT OPERATING PARTNERSHIP, L.P.,
sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

			By:	/s/ Emmett E. McLean
			Name:	Emmett E. McLean
			Title:	Executive Vice President,
Chief Operating Officer, Treasurer and Secretary

MPT OF BUCKS COUNTY, L.P.
By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general
partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF MOUNTAIN VIEW LLC
By:	MPT OF IDAHO FALLS, LLC, its sole member

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

WICHITA HEALTH ASSOCIATES LIMITED
PARTNERSHIP
By:	MPT OF WICHITA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

MPT OF NORTH CYPRESS, L.P.
By:	MPT OF NORTH CYPRESS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST,
INC., its sole member

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF INGLEWOOD, L.P.
By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF ROXBOROUGH, L.P.
By:	MPT OF ROXBOROUGH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST,
LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC., its sole member

MPT OF LOS ANGELES, L.P.
By:	MPT OF LOS ANGELES, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC.,
its sole member

MEDICAL PROPERTIES TRUST, LLC
By:	MEDICAL PROPERTIES TRUST, INC., its sole member

	By:	/s/ Emmett E. McLean
	Name:	Emmett E. McLean
	Title:	Executive Vice President, Chief
Operating Officer, Treasurer and Secretary

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Holdco	MPT RHM Holdco
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Sonnenwende	MPT RHM Sonnenwende
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Klaus	MPT RHM Klaus
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Vesalius	MPT RHM Vesalius
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Park	MPT RHM Park
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Fontana	MPT RHM Fontana
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Hillersbach	MPT RHM Hillersbach
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

/s/ Leanne McWilliams	/s/ James Kevin Hanna
MPT RHM Christiaan	MPT RHM Christiaan
By: Leanne McWilliams	By: James Kevin Hanna
Title: Manager	Title: Manager

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Michael H. Waas
Name:	Michael H. Waas
Title:	Assistant Vice President

ELEVENTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE